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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 17, 2005
                        (Date of earliest event reported)

                        EQUITY LIFESTYLE PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


           MARYLAND                       1-11718               36-3857664
------------------------------          -----------       ----------------------
(State or other jurisdiction of         (Commission           (IRS Employer
 incorporation or organization)           File No.)       Identification Number)


TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                    60606
 (Address of principal executive offices)                    (Zip Code)


                                 (312) 279-1400
              (Registrant's telephone number, including area code)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         As a result of the changes in the law relating to deferred compensation plans, Equity LifeStyle Properties, Inc. (the "Company"), subject to the final approval of the Company's Management Committee, determined on October 17, 2005 that it will terminate its Supplemental Retirement Savings Plan (the "Plan") by the end of 2005. The Plan had been established in order to permit Plan participants to defer portions of their compensation from the Company. Termination of the Plan will result in a taxable distribution to the applicable participants, who will receive the assets that are held in their Plan account, net of withholding taxes. These assets include approximately 900,000 shares of Company common stock in the aggregate, including approximately 825,000 shares of Company common stock held in the plan accounts of the Company's executive officers and directors. All of the shares of Company common stock held in Plan accounts that are distributed will be freely tradeable without restriction or further registration under the federal securities laws, except for shares held in the Plan accounts of executive officers and directors, which will be subject to the manner and volume of sale requirements of Rule 144 under the Securities Act of 1933. Termination of the Plan will have no effect on results of operations and no material impact on the Company's balance sheet.

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 17, 2005, Equity LifeStyle Properties, Inc. issued a news release announcing its results of operations for the quarter ended September 30, 2005. This information is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity LifeStyle Properties, Inc. under the Securities Act of 1933, as amended.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a) On October 17, 2005, Equity LifeStyle Properties, Inc. announced that effective immediately, Mr. Joe McAdams has resigned from the Company's Board of Directors and as Chairman of the Company's Audit Committee.

(d) Effective October 17, 2005, Mr. Phil Calian has been appointed to serve on the Company's Board of Directors and as Chairman of the Company's Audit Committee. Mr. Calian is founder and managing partner of Kingsbury Partners, LLC, and a principal of Waveland Investments, LLC. Both entities focus on providing capital and ownership skills to middle-market businesses.

On October 17, 2005 Equity Lifestyle Properties, Inc. issued a news release announcing these changes to the Board of Directors. This news release is furnished as Exhibit 99.2 to this report on Form 8-K.


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ITEM 8.01        OTHER EVENTS

         On October 17, 2005, Equity LifeStyle Properties, Inc. issued a news release announcing comments on the Company's third quarter performance. The comments reflect the prepared remarks of Thomas Heneghan, President and CEO of the Company. The remarks should be read in conjunction with the third quarter earnings release issued separately today. The news release is furnished as
Exhibit 99.3 to this report on Form 8-K.

         This news release includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate", "expect", "believe", "intend", "may be" and "will be", and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to: in the age-qualified communities, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility; in the all-age communities, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing, and competition from alternative housing options including site-built single-family housing; our ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; our assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in our filings with the Securities and Exchange Commission. These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

         Exhibit 99.1 Equity LifeStyle Properties, Inc. press release dated October 17, 2005 "Strong Home Sales."

         Exhibit 99.2 Equity LifeStyle Properties, Inc. press release dated October 17, 2005 "Equity Lifestyle Properties Announces Board Level Changes."

         Exhibit 99.3 Equity LifeStyle Properties, Inc. press release dated October 17, 2005 "ELS CEO Comments on Third Quarter Results."



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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.






                                 EQUITY LIFESTYLE PROPERTIES, INC.




                                 BY: /s/ Thomas P. Heneghan
                                     -------------------------------------
                                     Thomas P. Heneghan
                                     President and Chief Executive Officer


                                 BY: /s/ Michael B. Berman
                                     -------------------------------------
                                     Michael Berman
                                     Vice President and
                                      Chief Financial Officer




DATE:  October 18, 2005